Income Taxes (Notes)	12 Months Ended
Jun. 30, 2014
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The following is a summary of our income before taxes by geography:

	Year Ended June 30,
	2014	2013	2012
U.S.	$14,382	$8,730	$10,851
Non-U.S.	42,228	32,002	44,994
Total	$56,610	$40,732	$55,845

The components of the provision (benefit) for income taxes are as follows:

	Year Ended June 30,
	2014	2013	2012
Current:
U.S. Federal	$10,742	$7,120	$9,053
U.S. State	3,576	1,458	2,525
Non-U.S.	8,273	3,477	4,559
Total current	22,591	12,055	16,137
Deferred:
U.S. Federal	(3,754)	(274)	(2,151)
U.S. State	(897)	(163)	(625)
Non-U.S.	(7,350)	(2,231)	(1,510)
Total deferred	(12,001)	(2,668)	(4,286)
Total	$10,590	$9,387	$11,851

The following is a reconciliation of the standard U.S. statutory tax rate and our effective tax rate:

	Year Ended June 30,
	2014	2013	2012
U.S. federal statutory income tax rate	35.0%	35.0%	35.0%
State taxes, net of federal effect	3.1	2.1	2.2
Tax rate differential on non-U.S. earnings	(19.3)	(23.8)	(21.3)
Compensation related items	4.3	6.5	6.1
Increase in valuation allowance	4.8	5.0	1.6
Tax benefit from Canadian tax currency election	—	(4.7)	—
Net tax (benefit) expense on IP transfer	(16.1)	3.7	1.6
Nondeductible loss on investment in Namex	3.8	—	—
Other	3.1	(0.8)	(4.0)
Effective income tax rate	18.7%	23.0%	21.2%

Significant components of our deferred income tax assets and liabilities consist of the following at June 30, 2014 and 2013:

	Year Ended June 30,
	2014	2013
Deferred tax assets:
Net operating loss carryforwards	$15,066	$6,905
Depreciation and amortization	373	485
Accrued expenses	5,112	2,587
Share-based compensation	14,712	11,897
Credit and other carryforwards	146	638
Other	1,369	—
Subtotal	36,778	22,512
Valuation allowance	(6,890)	(4,032)
Total deferred tax assets	29,888	18,480
Deferred tax liabilities:
Depreciation and amortization	(35,639)	(10,965)
IP installment obligation	(16,557)	(19,750)
Other	(1,237)	(248)
Total deferred tax liabilities	(53,433)	(30,963)
Net deferred tax liabilities	$(23,545)	$(12,483)

The current portion of the net deferred taxes at June 30, 2014 and 2013 consisted of an asset of $717 and $648, respectively, included in prepaid expenses and other current assets and a liability of $2,178 and $1,466, respectively, which is included in current liabilities in the accompanying consolidated balance sheet.
    In assessing the realizability of deferred tax assets, we consider whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. No valuation allowance has been recorded against the $14,712 deferred tax asset associated with share-based compensation charges at June 30, 2014. However, in the future, if the underlying awards expire, are released or exercised with an intrinsic value less than the fair value of the awards on the date of grant, some or all of the benefit may not be realizable. The increase in the valuation allowance from the prior year relates to losses incurred in certain jurisdictions for which management has determined that it is more likely than not that these losses will not be utilized in the foreseeable future. Based on the weight of available evidence at June 30, 2014, management believes that it is more likely than not that all other net deferred tax assets will be realized in the foreseeable future. We will continue to assess the realization of the deferred tax assets based on operating results.
The deferred tax liabilities increased significantly in 2014 as a result of intangible assets from the recently acquired companies, Pixartprinting and Printdeal. The deferred tax liabilities increased by $20,640 and $6,436 from Pixartprinting and Printdeal, respectively.
As of June 30, 2014, we had gross U.S. federal and state net operating losses of approximately $1,010 that expire on various dates up to and through the year 2034. We had gross non-U.S. net operating loss and other carryforwards of approximately $94,492, a significant amount of which expire in 2021, with the remaining amounts expiring on various dates up to and through 2031. The benefits of these carryforwards are dependent upon the generation of taxable income in the jurisdictions where they arose.
On October 1, 2013, we made changes to our corporate entity operating structure, including transferring our intellectual property among certain of our subsidiaries, primarily to align our corporate entities with our evolving operations and business model. The transfer of assets occurred between wholly owned legal entities within the Cimpress group that are based in different tax jurisdictions. The impact of the transfer is recognized for income tax purposes only and not in our consolidated financial statements. As the impact of the transfer was the result of an intra-entity transaction, any resulting gain or loss and immediate tax impact on the transfer is eliminated and not recognized in the consolidated financial statements under U.S. GAAP. The transferor entity recognized a gain on the transfer of assets that was not subject to income tax in its local jurisdiction. However, the recipient entity will receive a tax benefit associated with the future amortization of the fair market value of the intellectual property received, which for tax purposes will occur over a period of five years in accordance with the applicable tax laws.
On January 2, 2012, one of our subsidiaries purchased Webs' global sales and distribution rights, customer lists, marketing intangibles, web-based technologies, software tools, and related technical data and know-how (collectively “Webs Intellectual Property”) in order to align the Webs business with our global operations. The transfer of assets occurred between two wholly owned legal entities within the Cimpress group that are based in different tax jurisdictions, creating a taxable gain reportable in the transferor entity's jurisdiction. The gain is recognized for income tax purposes only and not in our consolidated financial statements. As the gain was the result of an intra-entity transaction in accordance with U.S. GAAP, any gain or loss and immediate tax impact is eliminated and not recognized in the consolidated financial statements. We recognize tax expense specifically associated with an intra-entity transfer of intangible property over a period equal to the expected economic lives of the underlying assets transferred. In the transfer of Webs' Intellectual Property, the weighted average amortization period of 13 years was determined based on the estimated economic lives of the intellectual property transferred.

We elected to fund the transfer of Webs Intellectual Property using an installment obligation payable over a 7.5 year period. The decision to structure the transaction with an installment obligation was driven by financing and cash flow considerations, and the terms of the installment obligation were determined on an appropriate arm's-length basis. In compliance with local tax laws in the applicable jurisdictions, the tax liability associated with this transfer qualified for installment treatment and, thus, the cash tax liability will be payable over the term of the underlying installment obligation. Accordingly, the Company recorded a deferred tax liability for the entire tax liability owed but not yet paid as of the date of the transaction with a corresponding asset in “Other Assets” to reflect the deferred tax charge to be recognized over the expected remaining lives of the underlying assets as described above.
As of June 30, 2014, undistributed earnings of our subsidiaries of $112,542 are considered to be indefinitely reinvested. If, in the future, we decide to repatriate undistributed earnings from certain of these subsidiaries in the form of dividends or otherwise, we could be subject to withholding taxes payable at that time. Determination of the amount of withholding taxes that would be payable is not practicable due to the complexities associated with this hypothetical calculation.
A reconciliation of the gross beginning and ending amount of unrecognized tax benefits is as follows:

Balance at June 30, 2012	$6,320
Additions based on tax positions related to the current tax year	250
Reductions based on tax positions related to prior tax years	(234)
Reductions due to audit settlements	(654)
Balance at June 30, 2013	$5,682
Additions based on tax positions related to the current tax year	152
Additions based on tax positions related to prior tax years	1,244
Reductions due to lapse of statute of limitations	(334)
Balance at June 30, 2014	$6,744

For the years ended June 30, 2014 and 2013, the amount of unrecognized tax benefits (exclusive of interest) that, if recognized, would impact the effective tax rate is $3,061 and $2,157, respectively. We recognize interest and, if applicable, penalties related to unrecognized tax benefits in income tax expense. The accrued interest and penalties recognized as of June 30, 2014 and 2013 were $298 and $241, respectively.
It is reasonably possible that a further change in unrecognized tax benefits may occur within the next twelve months related to the settlement of one or more audits or the lapse of applicable statutes of limitations. However, an estimated range of the impact on the unrecognized tax benefits cannot be quantified at this time. We believe we have appropriately provided for all tax uncertainties.
We conduct business in a number of tax jurisdictions and, as such, are required to file income tax returns in multiple jurisdictions globally. The years 2007 through 2013 remain open for examination by the United States Internal Revenue Service (“IRS”) and the years 2006 through 2013 remain open for examination in the various states and non-US tax jurisdictions in which we file tax returns.
One of our subsidiaries, Vistaprint Limited (domiciled in Bermuda), is currently under income tax audit by the IRS. In August 2012, we received a Revenue Agent's Report (“RAR”) from the IRS proposing tax assessments for the 2007 to 2009 tax years. The issue in dispute is the imposition of U.S. federal income tax based on the IRS' assertion that Vistaprint Limited had income effectively connected with a U.S. Trade or Business. In September 2012, we filed a protest stating our formal disagreement with the facts and technical conclusions presented in the RAR and requesting the case be heard by the IRS Office of Appeals. We are currently in discussions with the Office of Appeals and we anticipate resolution of this matter could happen sometime in fiscal year 2015.
One of our subsidiaries, Vistaprint USA, Incorporated, has received Notices of Assessment from the Massachusetts Department of Revenue ("DOR") related to the tax years 2006-2008 and 2010-2011. The Notices contain adjustments to taxable income for these years. The issue in dispute is whether the DOR has the right to impute royalty income to Vistaprint USA in the years at issue associated with the use of certain intangible property by Vistaprint Limited, even though that intangible property was transferred for a lump-sum payment to Vistaprint Limited in an earlier year that is closed to adjustment by virtue of the governing statute of limitations. The 2006-2008 years were recently under review by the DOR Office of Appeals. In July, we received a Letter of Determination from the Office of Appeals rejecting our Application for Abatement and upholding the DOR’s original assessments. We are currently in the process of preparing a petition to have our case heard by the Massachusetts Appellate Tax Board. The 2010-2011 years are currently still in Appeals. However, we expect these years to follow a similar path to the 2006-2008 years. We continue to believe that the DOR’s position has no merit, and we intend to contest these assessments to the fullest extent possible.
In October 2013, Vistaprint USA, Incorporated and the IRS signed an RAR which effectively concluded the audit for the tax year 2011. We have included the impact of all RAR adjustments in our financial statements, accordingly, which did not have a material impact to our net income. The audit of the income tax return for the tax year 2012 continues to progress in the field examination stage.
One of our Canadian subsidiaries, Vistaprint North American Services Corp., was previously under income tax examination by the Canada Revenue Agency ("CRA") for the 2006 tax year. In October 2013, the Company had a formal hearing before the Appeals Division of the CRA. We were subsequently notified that the case has been concluded and the audit assessments have been overturned resulting in no additional tax owed. There are no adjustments to our income tax reserves required as a result of this finding.
    We believe that our income tax reserves associated with these matters are adequate as the positions reported on our tax returns will be sustained on their technical merits. However, final resolution is uncertain and there is a possibility that the final resolution could have a material impact on our financial condition, results of operations or cash flows.